FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): June 26, 1998


                      TOPS APPLIANCE CITY, INC.
             (Exact name of registrant as specified in its charter)



  New Jersey                0-20498              22-3174554
(State or other            (Commission            (IRS Employer
jurisdiction of          File Number)             Identification No.)
incorporation)



45 Brunswick Avenue, Edison, New Jersey                 08818
(Address of principal executive office)                (Zip Code)



Registrant's telephone number, including area code:(732) 248-2850



                                      N/A
          (Former name or former address, if changed since last report)






                                Page 1 of 3 pages




Item 1.  Changes in Control of Registrant

                  Not Applicable


Item 2.  Acquisition or Disposal of Assets

                  Not Applicable


Item 3.  Bankruptcy or Receivership

                  Not Applicable


Item 4.  Changes in Registrant's Certifying Accountant

                  Not Applicable


Item 5.  Other Events

                  Pursuant to a Conversion Agreement (the "Agreement") between the Registrant and Robert D. Carl, III ("Carl"), dated May 8, 1998, Carl agreed to convert $1,500,000 of Registrant's 6-1/2% Convertible Subordinated Debentures due 2003 issued pursuant to that certain Debenture Exchange Agreement, dated as of August 20, 1997, between Registrant and BEA Associates, a New York partnership, into 857,143 shares of the Registrant's common stock at a conversion price of $1.75 per share. The conversion pursuant to the Agreement occurred on June 26, 1998.

Item 6.  Resignation of Registrant's Directors

                  Not Applicable.


Item 7.  Financial Statements and Exhibits

                  (a)      Financial statements of business acquired.

                           Not Applicable

                  (b)      Pro forma financial information

                           Not Applicable

                  (c)      Exhibits

                           Not Applicable


                                    SIGNATURE




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       TOPS APPLIANCE CITY, INC.



                                                     BY:/s/ Robert G. Gross
                                                        ------------------------
                                                        ROBERT G. GROSS,
                                                        Chief Executive Officer




Dated: July 14, 1998